Exhibit 99.1



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                  x
In re:                            : Chapter 11
                                  :
Refco Inc., et al                 : Case Nos. 05-60006 - 05-60029 (RDD)
                                  :
Debtors.                          : (Jointly Administered)
                                  :



            MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
             THE PERIOD FROM NOVEMBER 1, 2005 TO NOVEMBER 30, 2005

DEBTORS' ADDRESS:     One World Financial Center, 200 Liberty Street, New York,
                      NY  10281-1094

                      MONTHLY CASH RECEIPTS AND DISBURSEMENTS MADE BY REFCO
                      INC., ET AL (IN THOUSANDS):                  $16,578

DEBTORS' ATTORNEY:    Skadden, Arps, Slate, Meagher & Flom LLP
                      J. Gregory Milmoe (JM 0919)
                      Sally McDonald Henry (SH 0839)
                      Four Times Square
                      New York, New York 10036

REPORT PREPARER:      Refco Inc. et al.


     The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                             /s/ Peter F. James
                                             ---------------------
                                             Peter F. James
DATE: April 11, 2006                         Controller
                                             Refco Inc.

                               Refco Inc., et al
         Index to Monthly Statement of Cash Receipts and Disbursements




                                                                           Page

              Notes to Monthly Statement of Cash Receipts and
                Disbursements.............................................  3
Schedules:
Schedule I    Schedule of Cash Receipts and Disbursements by Debtor.......  4
Schedule II   Schedule of Payroll and Payroll Taxes.......................  5
Schedule III  Schedule of Federal, State and Local Taxes Collected,
                Received, Due or Withheld.................................  6
              Insurance Statement.........................................  7

                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
         NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                  (Unaudited)
           For the Period from November 1, 2005 to November 30, 2005


NOTE 1--Petition for Relief under Chapter 11

         On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading, LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco Global Capital Management LLC, Refco Global Finance Ltd., Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC, and Summit Management, LLC (collectively, the "Debtors"). The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code for all cases except Refco Capital Markets, Ltd. (05-60018), in which a Chapter ll trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding. The Debtors as "debtors-in-possession" continue to manage and administer their properties of the non-Debtor businesses under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

NOTE 2--Basis of Presentation

         On October 9, 2005, after consultation by the Audit Committee with the Company's independent accountants, the Company determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005, taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, the Company is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, the Company has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.

                                                     Schedule I
                                                 Refco Inc., et al
                                      CASE NO. 05-60006 (Jointly Administered)
                               SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                                   (in thousands)
                             For the Period from November 1, 2005 to November 30, 2005


                                                         Beginning                           Cash            Ending
Case Number      Legal Entity                           Cash Balance     Cash Receipts   Disbursements    Cash Balance
-----------      ------------                           ------------     -------------   -------------    ------------

05-60009         Bersec International LLC                   $   --             $   --          $   --          $     --
05-60019         Kroeck & Associates LLC                       136                  8              --               144
05-60012         Marshall Metals, LLC                           --                 --              --                --
05-60014         New Refco Group Ltd., LLC                      --                 --              --                --
05-60020         Refco Administration, LLC                      --                 --              --                --
05-60017         Refco Capital Holdings, LLC                    --                 --              --                --
05-60010         Refco Capital Management, LLC                  --                 --              --                --
05-60018         Refco Capital Markets, Ltd. 3,4           178,983             75,685             916           253,752
05-60026         Refco Capital Trading, LLC                     --                 --              --                --
05-60022         Refco Capital LLC 1,2                      10,708             18,030          13,643            15,094
05-60023         Refco F/X Associates, LLC 5                56,523                 --           2,019            54,504
05-60016         Refco Finance Inc.                             --                 --              --                --
05-60013         Refco Financial, LLC                           --                 --              --                --
05-60029         Refco Fixed Assets Management, LLC             --                 --              --                --
05-60011         Refco Global Capital Management LLC            --                 --              --                --
05-60007         Refco Global Finance Ltd.                      --                 --              --                --
05-60024         Refco Global Futures, LLC                      --                 --              --                --
05-60028         Refco Global Holdings, LLC                     --                 --              --                --
05-60027         Refco Group Ltd., LLC                          --                 --              --                --
05-60008         Refco Information Services, LLC                --                 --              --                --
05-60021         Refco Mortgage Securities, LLC                 --                 --              --                --
05-60015         Refco Regulated Companies, LLC                 --                 --              --                --
05-60006         Refco Inc.                                    346                 12              --               358
05-60025         Summit Management, LLC                         --                 --              --                --

                 Total Disbursements                     $ 246,696           $ 93,735        $ 16,578         $ 323,853
                                                         =========           ========        ========         =========


1    The Debtors serve as a paying agent for certain Non-Debtors. During this period, $12.8 million was disbursed on behalf of and reimbursed by Non-Debtors.

2    Cash receipts at Refco Capital LLC include $2.6 million of Refco Trading Services, LLC (a Non-Debtor)
     funds that were transferred in on November 25, 2005. These funds were subsequently transferred to a Refco
     Trading Services, LLC account on December 5, 2005.

3    There was an account with $11.0 million included within the October Monthly Operating Report (filed on
     March 30, 2006) as part of Refco Capital Market's balance. It has now been determined that this account is a Refco Securities, LLC account and therefore has been reclassified accordingly in this schedule.

4    There exists a Refco Capital Market's account that was not included in the October Monthly Operating
     Report (filed on March 30, 2006). This account, held at Euroclear, had a closing balance of $3.8 million on October 31, 2005, which is reflected in the beginning balance on this schedule. There were no disbursements from this account in October.

5    Of the $2.0 million in disbursements listed for Refco F/X Associates, LLC, over $1.1 million is attributable to fluctuations in foreign exchange rates.


                                  Schedule II
                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                     SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                 (in thousands)
           For the Period from November 1, 2005 to November 30, 2005



                                   Employee Payroll         Employer Payroll
        Gross Wages Paid**          Taxes Withheld*         Taxes Remitted*
        ------------------          ---------------         ---------------

           $10,837                      $2,836                   $547


__________________

* Taxes were remitted by Refco Inc. to a third party vendor and paid by the vendor to the appropriate tax authorities.

** Gross Wages were paid by the Company on 11/15/05 and 11/30/05. Of the Gross Wages, $10,088 were paid on behalf of Non-Debtors and the Debtors were reimbursed in cash for these disbursements.

                                  Schedule III
                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                      COLLECTED, RECEIVED, DUE OR WITHHELD
                                 (in thousands)
           For the Period from November 1, 2005 to November 30, 2005


                                                           Amount
                                                          Withheld/    Amount
                                                           Accrued      Paid

Federal
Domestic................................................        $0        $0
Foreign.................................................        $0        $0
                                                                --        --
   Total Federal Taxes..................................        $0        $0
                                                                --        --

State and Local
Income and Franchise....................................        $0        $0
Property................................................         0         0
Sales and Use...........................................         0         0
                                                                --        --

   Total State and Local................................        $0        $0
                                                                --        --

Total Taxes.............................................        $0        $0
                                                                ==        ==


All taxes due and owing have been paid for the current period. Also, all tax returns due during the period have been filed.

                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
           For the Period from November 1, 2005 to November 30, 2005

All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.